UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	January 26, 2006

Toreador Resources Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-02517	75-0991164
(Commission File Number)	(IRS Employer Identification No.)

4809 Cole Avenue, Suite 108
Dallas, Texas	75205
(Address of Principal Executive Offices)	(Zip Code)

(214) 559-3933

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement

At a meeting held January 26, 2006, the Board of Directors (the “Board”) of Toreador Resources Corporation (“Toreador”) approved (i) the 2006 annual base salaries for the executive officers; (ii) the payments pursuant to the 2005 Short-Term Incentive Compensation Plan; and (iii) the establishment of the 2006 Short-Term Incentive Compensation Plan.

Executive Officer Annual Base Salaries

On January 26, 2006, the Board approved the 2006 annual base salaries of the executive officers as follows:

1.	G. Thomas Graves III:	$420,000
2.	Michael J. FitzGerald:	$270,000
3.	Douglas W. Weir:	$250,000
4.	Charles J. Campise:	$160,000

Toreador does not have written employment agreements with any of the executive officers named above, except for Michael J. FitzGerald, its Senior Vice President – Exploration and Production.

A summary of the compensation of each of the executive officers named above (which summary reflects the foregoing base salaries) is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Payments Pursuant to 2005 Short-Term Incentive Compensation Plan

Pursuant to the 2005 Short-Term Incentive Compensation Plan approved March 23, 2005, on January 26, 2006, the Board awarded an aggregate of $486,000 to mid-level and upper-level management. The four executive officers received the following payments under such plan:

1.	G. Thomas Graves III:	$95,000
2.	Michael J. FitzGerald:	$60,000
3.	Douglas W. Weir:	$60,000
4.	Charles J. Campise:	$25,000

2006 Short Term Incentive Compensation Plan

On January 26, 2006, the Board approved the 2006 Short-Term Incentive Compensation Plan pursuant to which mid-level and upper-level management, including executive officers of Toreador, are eligible to participate. The 2006 Short-Term Incentive Compensation Plan sets forth four corporate performance goals for 2006 relating to oil and gas reserves, oil and gas production, general and administrative expenses and operating income. The Board established preliminary funding under the 2006 Short-Term Incentive Compensation Plan of $1,123,790, which amount is subject to adjustment.

A summary of the 2006 Short-Term Incentive Compensation Plan is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 26, 2006, the Board selected Nigel J.B. Lovett, C. Nicholas Rostow and Herbert C. Williamson III to be additional members of the Board effective on January 30, 2006. During 2005, Toreador paid Horsley Partners, LLC $137,173 for investment advisory services. Mr. Lovett owns 100% of Horsley Partners, LLC. Toreador has not made committee assignments yet regarding the three new members of the Board.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Summary Sheet: 2006 Executive Officer Annual Base Salaries

10.2	Summary Sheet: 2006 Short-Term Incentive Compensation Plan

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOREADOR RESOURCES CORPORATION

Date: February 1, 2006

By:          /s/ G. Thomas Graves III

G. Thomas Graves III, President and CEO

EXHIBIT INDEX

Exhibit No.	Description

10.1	Summary Sheet: 2006 Executive Officer Annual Base Salaries

10.2	Summary Sheet: 2006 Short-Term Incentive Compensation Plan